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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         Date of Report: March 31, 2003
                        (Date of earliest event reported)
                              TFC ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                  0-22910
     (State or Other      (Commission File Number)            54-1306895
       Jurisdiction                                         (IRS Employer
    of Incorporation)                                    Identification No.)

            5425 Robin Hood Road, Suite 101B                     23513
                   Norfolk, Virginia                           (Zip Code)
        (Address of Principal Executive Offices)

               Registrant's telephone number, including area code:
                                 (757) 858-1400

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Item 5. Other Events and Required FD Disclosure.

     On March 31, 2003, The Finance Company, Inc. (the "Company") entered into Amendment Number 9 to the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement and Limited Waiver between GE Capital ("GECC") and the Company ("Amendment No. 9"). Under this document, GECC waived certain defaults and extended the line of credit until the earliest to occur of May 31, 2003, the closing of the recently announced merger with Consumer Portfolio Services, Inc. (the "CPS Merger"), or the termination of the merger agreement evidencing the terms of the CPS Merger (such extension period, the "Extension Period"). GECC also executed a letter agreement in which it agreed to sell all of its outstanding warrants to purchase Company common stock for $167,000 (the "GE Warrant Letter").

     On March 31, 2003, the Company received limited waivers of certain events of default through the Extension Period under the terms of various agreements with N M Rothschild and Sons, Limited , Westside Funding Corporation and Royal Indemnity Company , and three separate securitization facilities insured by Radian Asset Assurance Inc..

     A copy of each of the following documents are attached hereto as exhibits:
(i) Amendment No. 9, (ii) the GE Warrant Letter, (iii) Waiver with Respect to the Amended and Restated Warehouse and Security Agreement dated March 31, 2003 between The Finance Company, Wells Fargo Bank Minnesota, National Association and Westside Funding Corporation, consented to by Royal Indemnity Company; (iv) Wavier with Respect to Sale and Servicing Agreements and Insurance and Indemnity Agreements dated March 31, 2003 between Radian Asset Assurance Inc., TFC Automobile Receivables Trust 2001-1, TFC Receivables Corporation IV, as Seller, the Company, Wells Fargo Bank Minnesota, National Association, as Trustee, Trust Collateral Agent, Backup Servicer and P.O. Box Owner, and Wells Fargo Financial America, Inc., as Successor Servicer; and (v) Waiver with respect to Note Purchase Agreement dated March 31, 2003 between The Finance Company and N M Rothschild and Sons Limited are attached hereto as exhibits. This summary is qualified in its entirety by reference to such exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     Exhibit   Description
     No.

     10.1 Amendment Number 9 to Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement and Limited Waiver dated March 31, 2003 between The Finance Company and General Electric Capital Company

     10.2      GE Warrant letter dated March 31, 2003

     10.3 Waiver with Respect to the Amended and Restated Warehouse and Security Agreement dated March 31, 2003 between The Finance Company, Wells Fargo Bank Minnesota, National Association and Westside Funding Corporation, consented to by Royal Indemnity Company

     10.4 Waiver with Respect to Sale and Servicing Agreements and Insurance and Indemnity Agreements dated March 31, 2003 between Radian Asset Assurance Inc., TFC Automobile Receivables Trust 2001-1, TFC Receivables Corporation IV, as Seller, the Company, Wells Fargo Bank Minnesota, National Association, as Trustee, Trust Collateral Agent, Backup Servicer and P.O. Box Owner, and Wells Fargo Financial America, Inc., as Successor Servicer

     10.5 Waiver with Respect to Note Purchase Agreement dated March 31, 2003 between The Finance Company and N M Rothschild and Sons Limited

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFC ENTERPRISES, INC.

Dated: March 31, 2003                       By: /s/ Ronald G. Tray
                                               -------------------
                                               Ronald G. Tray
                                               President

INDEX TO EXHIBITS

No.      Description

10.1 Amendment Number 9 to Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement and Limited Waiver dated March 31, 2003 between The Finance Company and General Electric Capital Company

10.2     GE Warrant Letter dated March 31, 2003

10.3 Waiver with Respect to the Amended and Restated Warehouse and Security Agreement dated March 31, 2003 between The Finance Company, Wells Fargo Bank Minnesota, National Association and Westside Funding Corporation, consented to by Royal Indemnity Company

10.4 Waiver with Respect to Sale and Servicing Agreements and Insurance and Indemnity Agreements dated March 31, 2003 between Radian Asset Assurance Inc., TFC Automobile Receivables Trust 2001-1, TFC Receivables Corporation IV, as Seller, the Company, Wells Fargo Bank Minnesota, National Association, as Trustee, Trust Collateral Agent, Backup Servicer and P.O. Box Owner, and Wells Fargo Financial America, Inc., as Successor Servicer

10.5 Waiver with Respect to Note Purchase Agreement dated March 31, 2003 between The Finance Company and N M Rothschild and Sons Limited